UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2010

Chevron Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA	94583
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At Chevron’s 2010 Annual Meeting of Stockholders, held on May 26, 2010, stockholders voted on the matters, with the final voting results, set forth below.

1.	The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
S.H. Armacost	1,341,222,854	41,508,736	6,045,606	294,346,530
L.F. Deily	1,372,099,316	11,306,566	5,371,314	294,346,530
R.E. Denham	1,358,805,395	24,368,163	5,603,638	294,346,530
R.J. Eaton	1,364,717,659	18,519,132	5,540,405	294,346,530
C. Hagel	1,368,878,718	14,490,331	5,408,147	294,346,530
E. Hernandez, Jr.	1,342,198,924	40,707,190	5,871,082	294,346,530
F.G. Jenifer	1,355,988,509	27,259,432	5,529,255	294,346,530
G.L. Kirkland	1,370,494,005	13,688,751	4,594,440	294,346,530
S. Nunn	1,342,169,418	41,601,362	5,006,416	294,346,530
D.B. Rice	1,368,449,802	15,200,034	5,127,360	294,346,530
K.W. Sharer	1,298,396,373	84,663,579	5,717,244	294,346,530
C.R. Shoemate	1,361,171,409	21,957,961	5,647,826	294,346,530
J.G. Stumpf	1,347,472,534	35,426,181	5,878,481	294,346,530
R.D. Sugar	1,320,878,144	62,548,868	5,350,184	294,346,530
C. Ware	1,369,681,846	13,743,701	5,351,649	294,346,530
J.S. Watson	1,348,939,121	34,939,961	4,898,114	294,346,530

2.	The Board of Director’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as Chevron’s independent registered public accounting firm for 2010 was approved based on the following votes:

Votes for	1,657,405,838	98.8%
Votes against	20,138,914	1.2%
Abstentions	5,578,974
Broker non-votes	Brokers were permitted to cast stockholder non-votes (i.e. uninstructed shares) at their discretion on this proposal item and such non-votes are reflected in the votes for or against or abstentions.

3.	The Board of Director’s proposal to approve an amendment to Chevron’s By-Laws to reduce the percentage of stockholdings required for stockholders to call for special meetings was approved based on the following votes:

Votes for	1,601,509,275	79.7%
Votes against	74,311,842	3.7%
Abstentions	7,306,610
Broker non-votes	Brokers were permitted to cast stockholder non-votes (i.e. uninstructed shares) at their discretion on this proposal item and such non-votes are reflected in the votes for or against or abstentions.

4.	The stockholder proposal regarding the appointment of an independent director with environmental expertise was not approved based on the following votes:

Votes for	361,712,487	26.8%
Votes against	989,390,642	73.2%
Abstentions	37,674,067
Broker non-votes	294,346,530

5.	The stockholder proposal regarding holding equity-based compensation through retirement was not approved based on the following votes:

Votes for	362,049,818	26.4%
Votes against	1,011,420,040	73.6%
Abstentions	15,307,338
Broker non-votes	294,346,530

6.	The stockholder proposal regarding disclosure of payments to host governments was not approved based on the following votes:

Votes for	90,496,757	7.1%
Votes against	1,182,953,383	92.9%
Abstentions	115,327,056
Broker non-votes	294,346,530

7.	The stockholder proposal regarding guidelines for country selection was not approved based on the following votes:

Votes for	296,278,690	24.0%
Votes against	939,089,882	76.0%
Abstentions	153,408,627
Broker non-votes	294,346,530

8.	The stockholder proposal regarding financial risks from climate change was not approved based on the following votes:

Votes for	94,567,993	8.6%
Votes against	1,009,826,845	91.4%
Abstentions	284,382,358
Broker non-votes	294,346,530

9.	The stockholder proposal regarding a human rights committee was not approved based on the following votes:

Votes for	76,498,972	6.9%
Votes against	1,040,648,066	93.2%
Abstentions	271,630,158
Broker non-votes	294,346,530

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEVRON CORPORATION

Dated: June 2, 2010	By	/S/ CHRISTOPHER A. BUTNER
Christopher A. Butner
Assistant Secretary and Managing Counsel,
Securities/Corporate Governance